UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 18, 2008

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Jones Apparel Group, Inc. (the "Company") announced that as of August 18, 2008, it has moved its corporate web site to a new domain name: www.jonesapparel.com. Important information about the Company is routinely posted on its corporate web site, including, but not limited to, on the pages under "Our Company," "Investor Relations" and "News."

The domain name change was made in connection with the Company's e-commerce initiative for its core brand product lines, which includes enhancing its existing e-commerce web sites and bringing new brands online. The domain name formerly used for the corporate web site, www.jny.com, will host a new Jones New York e-commerce site beginning in the fall.

A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated August 18, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

 Date: August 18, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated August 18, 2008.

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